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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (date of earliest event reported):  September 1, 1999


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                         ThermoElastic Technologies, Inc.
               (Exact name of registrant as specified in its charter)


        Colorado                  333-92463              51-0387926
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     (State or other         (Commission File        (I.R.S. Employer
     jurisdiction of              Number)          Identification No.)
     incorporation or
      organization)



5446 Canvasback Road, Blaine, WA                     98230
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  (Address of principal                            (Zip Code)
    executive offices)


Registrant's telephone number, including area code:  (303) 705-8600


                             NOT APPLICABLE
                           ------------------
    (Former name or former address, if changed since last report)


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Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective September 1, 1999, the Board of Directors terminated its auditor/client relationship with Levine Hughes & Mithuen, Inc., (formerly known as Van Meter & Company, P.C.), as ThermoElastic's independent public accountants. The decision to terminate was made due to the recent merger between ThermoElastic Technologies, Inc., a Delaware corporation and LPR Cybertek, Inc.

     Levine Hughes & Mithuen, Inc.'s report on the financial statements of LPR Cybertek, Inc. for the nine months ended September 30, 1998 and the year ended December 31, 1997, neither contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal year ended December 31, 1997 and the nine months ended September 30, 1998, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure and there were no "reportable events" with Levine Hughes & Mithuen, Inc. as described in Items 304 (a)(1)(iv) and (v) of Regulation S-K, respectively.

     Accordingly, Levine Hughes & Mithuen, Inc. has not advised ThermoeElastic of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements; (ii) any information which would cause Levine Hughes & Mithuen, Inc. to no longer rely on management's representations, or that would cause Levine, Hughes & Mithuen, Inc. to be unwilling to be associated with the financial statements prepared by management; (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or (b) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; (iv) any action, due to the resignation of Levine, Hughes & Mithuen, Inc. or otherwise, not to expand the scope of its audit or conduct further investigation; and
(v) any information that has come to the attention Levine, Hughes & Mithuen, Inc. that it has concluded materially impacts the fairness or reliability of a previously issued audit report or the underlying financial statements.

(b) Effective September 1, 1999, the board of directors of ThermoElastic engaged the accounting firm of Meeks, Dorman & Company, P.A. as principal accountants of ThermoElastic for the fiscal year ended September 30, 1999. ThermoElastic has not consulted Meeks, Dorman & Company, P.A. during ThermoElastic's two most recent fiscal years ended September 30, 1998 and December 31, 1997.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS

               16.1 Letter regarding change in certifying accountant
                    from ThermoElastic Technologies, Inc. to the Securities Exchange Commission.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ThermoElastic Technologies, Inc.


Date: July 12, 2000                 By: /s/ Kenneth B. Liebscher
                                          ----------------------------
                                          Kenneth B. Liebscher
                                          President